EXHIBIT 10.4


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS. ACCORDINGLY, THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT (i) AN OPINION OF COUNSEL SATISFACTORY TO PAWNBROKER.COM, INC. THAT SUCH SALE, TRANSFER OR OTHER DISPOSITION MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR (ii) SUCH REGISTRATION.


                              PAWNBROKER.COM, INC.

                                     WARRANT
                                   TO PURCHASE
                             SHARES OF COMMON STOCK

     For value received, First Cash Financial Services, Inc. ("First Cash"), a Delaware corporation, successors or assigns ("Holder"), is entitled to purchase from Pawnbroker.com, Inc., a Delaware corporation (the "Company"), up to five hundred thousand (500,000) fully paid and nonassessable shares of the Company's common stock, $0.0001 par value per share or such greater or lesser number of such shares as may be determined by application of the anti-dilution provisions of this warrant, at the price of $2.00 per share, subject to adjustments as noted below (the "Purchase Price").

     This warrant may be exercised by Holder at any time or from time to time prior to the close of business on October 11, ----.

     This warrant is subject to the following terms and conditions:

1.   Exercise.

     (a) The rights represented by this warrant may be exercised by the Holder, in whole or in part, by written election, in the form set forth below, by the surrender of this warrant (properly endorsed if required) at the principal office of the Company, by payment to the Company by cash, certified check or bank draft of the Purchase Price for the shares to be purchased and by delivery of the warrant exercise form attached hereto to the Company demonstrating that the sale of the shares to be purchased is exempt from registration under the Securities Act of 1933, as amended, and any state securities law; or

     (b) surrender of the Warrants at the principal office of the Company together with notice of election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:



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

                                   X = Y (A-B)
                                       -------
                                        A
          where: X = the number of shares of Common Stock to be issued to Holder (not to exceed the number of shares set forth on the cover page of this Warrant, as adjusted pursuant to the provisions of Section 3);

                    Y = the number of shares of Common Stock for which the Warrant is being exercised;

                    A = the Current Market Price of one share of Common Stock (as defined in below); and B = the Purchase Price.

          For  the  purpose  of any  computation  under  subsection  (b) of this
          Section 1, the Current Market Price per share of Common Stock on any date shall be deemed to be the Closing Price for the last trading day immediately preceding such date. The Closing Price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the New York Stock Exchange, or if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange in the United States on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any such national securities exchange, the average of the highest reported bid and lowest reported asked price as furnished by the National Association of Securities Dealers, Inc. through it's automated quotation system ("NASDAQ") of a similar organization if NASDAQ is no longer reporting such information. If on any such date the Common Stock is not quoted by any such organization, the fair value of Common Stock on such date, as determined by the board of directors of the Company, whose determination shall be conclusive, shall be used and described in a notice mailed to the Holder.

     (c) The shares so purchased shall be deemed to be issued as of the close of business on the date on which this warrant has been exercised by payment to the Company of the Purchase Price. Certificates for the shares of stock so purchased, bearing an appropriate restrictive legend, shall be delivered to the Holder within 15 days after the rights represented by this warrant shall have been so exercised, and, unless this warrant has expired, a new warrant representing the number of shares, if any, with respect to which this warrant has not been exercised shall also be delivered to the Holder hereof within such time. No fractional shares shall be issued upon the exercise of this warrant.



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

2. Shares. All shares that may be issued upon the exercise of the rights represented by this warrant shall, upon issuance, be duly authorized and issued, fully paid and nonassessable shares. During the period within which the rights represented by this warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this warrant a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this warrant.

3. Adjustments. The Purchase Price shall be subject to adjustment from time to time as hereinafter provided in this Section 3:

     (a) If the Company at any time divides the outstanding shares of its common stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its common stock are combined into a smaller number of shares, the Purchase Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such common share.

     (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such common stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this warrant and in lieu of the shares of the common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the Holder if Holder had exercised this warrant and had received such shares of common stock immediately prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

     (c) In case the Company shall issue shares of Common Stock or rights, options, warrants to subscribe for or purchase shares of Common Stock, or convertible or exchangeable securities containing the right to subscribe for, or to convert into or purchase shares of Common Stock, including any current outstanding equity lines or other securities instruments providing for the future issuance of securities at prices to be determined in the future, which for purposes of this subsection
          (c)



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

          shall exclude shares of Common Stock, rights, options, warrants, or convertible or exchangeable securities issued or issuable pursuant to the Company's stock option, stock purchase, stock bonus and/or thrift and retirement plans in existence on the date hereof, which shall have been adopted or approved by the stockholders of the Company, determined, in the case of such rights options, warrants, or convertible or exchangeable securities, by dividing (x) the total amount received or receivable by the Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the minimum aggregate consideration payable to the Company upon exercise, conversion, or exchange thereof, by (y) the maximum number of shares of Common Stock covered by such rights, options, warrants, or convertible or exchangeable securities (the "New Issue Price"), lower than the Purchase Price, then the Purchase Price shall be adjusted on the date of such issuance to the New Issue Price; provided, however, that in the event the New Issue Price is less than $1.00 per share, the Purchase Price will be adjusted to $1.00 per share (such price to be adjusted pursuant to the other provisions set forth in this Section 3). In case the Company shall issue shares of Common Stock or rights, option, warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, for a consideration consisting, in whole or in part of property other than cash or its equivalent, then the New Issue Price and the "consideration received by the Company" for the purpose of the first sentence of this subsection (c), shall be as determined by the board of directors of the Company, whose determination shall be conclusive, and shall be described in a notice mailed to the Holder.

     (d) If the Company takes any other action, or if any other event occurs, which does not come within the scope of the provisions of Section
          3(a), 3(b) or 3(c), but which should result in an adjustment in the Purchase Price and/or the number of shares subject to this warrant in order to fairly protect the purchase rights of the Holder, an appropriate adjustment in such purchase rights shall be made by the Company.

     (e) Upon each adjustment of the Purchase Price, the Holder shall thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

     (f) Upon any adjustment of the Purchase Price, the Company shall give written notice thereof to the Holder stating the Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4. No Rights as Shareholder. This warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

5. Transfer. This warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this warrant properly endorsed. The bearer of this warrant, when endorsed, may be treated by the Company and all other persons dealing with this warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

6. Notices. All demands and notices to be given hereunder shall be delivered or sent by first class mail, postage prepaid; in the case of the Company, addressed to its corporate headquarters, 85 Keystone, Suite A, Reno, Nevada, 89503, Attn. Chief Financial Officer, until a new address shall have been substituted by like notice; and in the case of Holder, addressed to Holder at the address written below, until a new address shall have been substituted by like notice.


     IN WITNESS WHEREOF, the Company has caused this warrant to be executed and delivered by a duly authorized officer.

     Dated: October 11, 2000

                                      Pawnbroker.com, Inc.



                                      By
                                         ---------------------------------------
                                         Grieg Park, Chief Financial Officer



First Cash Financial Services, Inc.
690 East Lamar, Suite 400
Arlington, Texas, 76011

                                WARRANT EXERCISE
                (To be signed only upon exercise of this warrant)


     The undersigned (the "Subscriber") Holder of the foregoing warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder, __________ shares of common stock of Pawnbroker.com, Inc. (the "Company"), to which such warrant relates and herewith makes payment of $__________ therefor in cash, certified check or bank draft and requests that the certificates for such shares be issued in the name of, and be delivered to ____________________, whose address is set forth below the signature of the undersigned.

     The Subscriber covenants, represents and warrants to the Company that:

          (a) Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

          (b) the Company has provided to Subscriber the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and Subscriber has had access to such information concerning the Company as Subscriber has considered necessary or appropriate in connection with Subscriber's investment decision to acquire the Securities;

          (c) Subscriber is acquiring the Securities for Subscriber's own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;

          (d) unless otherwise notified by the Company in writing, Subscriber understands that the Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements;

          (e) Subscriber is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

          (f) if Subscriber decides to offer, sell or otherwise transfer any of the Securities, Subscriber will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

               (i)  the sale is to the Company;

               (ii) the  sale  is  made  pursuant  to  the  exemption  from  the registration requirements under the Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "Blue Sky" laws; or



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

              (iii) the  Securities  are  sold in a  transaction  that  does not require registration under the Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and Subscriber has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company;


          (g) the certificates representing the Securities will bear a legend stating that such shares have not been registered under the Securities Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available; and

          (h) Subscriber consents to the Company making an appropriate notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein.



Dated this ______ day of __________________, 20 ____.



                                ---------------------------------------------
                                (Name of Subscriber - please print)


                                By: -----------------------------------------
                                    (Authorized Signature)


                                ---------------------------------------------
                                (Official Capacity or Title -
                                please print)


                                ---------------------------------------------
                                (Please print name of individual
                                whose signature appears above if
                                different than the name of the
                                Subscriber printed above)

                                ---------------------------------------------
                                Social Security or other Tax Identification No.

                               WARRANT ASSIGNMENT

                (To be signed only upon transfer of this warrant)

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ the right represented by the foregoing warrant to purchase the shares of common stock of Pawnbroker.com, Inc. and appoints ____________________ attorney to transfer such right on the books of Pawnbroker.com, Inc., with full power of substitution in the premises.

Dated:
      --------------------------



                                 Signature

                                 Social Security or other Tax Identification No.

                                 ----------------------------------------------

Please print present name and complete address:


                                  ---------------------------------------------

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